News                          AmSouth Bancorporation
Release                       Post Office Box 11007
                              Birmingham, Alabama  35288

AMSOUTH

FOR IMMEDIATE RELEASE

     Contact:    (Analyst)            Sally B. Hawley (205) 581-7434
                 (News Media)         Jim Underwood (205) 326-5184

                      AmSouth reports record performance
                          for fourth quarter and 1993

     BIRMINGHAM, ALABAMA, JANUARY 19, 1994 -- AmSouth Bancorporation reported record net income for the fourth quarter and the year ended December 31, 1993 of $38.1 million and $146.2 million respectively. These amounts on a per share basis were 80 cents for the quarter and $3.10 for the 12 months, and represent increases over the same periods of the previous year of 35.0 percent and 35.3 percent respectively.

     The net income on a per share basis for the year reflects the restatement of AmSouth's earnings for the first three quarters of 1993 to include the historical performance of the institutions merged in pooling-of-interests transactions in the fourth quarter. The sum of AmSouth's originally reported quarterly earnings for 1993 was $3.19 per share.


1993 Earnings per share

                                  1993                                                                       1992
                                  --------------------------------------------------------------------------------
                                Three Months Ended
                                ------------------
                                 Mar 31         Jun 30         Sept 30        Dec 31(a)        Total        Total

Originally                       $ 0.79         $ 0.80          $ 0.80         $0.80          $ 3.19       $ 2.55
 reported

Effect of pooled
 acquisitions(b)                  (0.03)         (0.02)         (0.04)            --           (0.09)       (0.04)
- ------------------------------------------------------------------------------------------------------------------

Restated                         $ 0.76         $ 0.78         $ 0.76          $0.80          $ 3.10       $ 2.51

(a) Includes operating results of four acquisitions closed in fourth quarter

(b) Restatement due to The First National Bank of Clearwater and The Georgia State Bank of Rome

     "The quarter just completed marks the 12th consecutive quarter of record level earnings and the best overall yearly performance in the company's history," stated John W. Woods, AmSouth's chairman and CEO. "Each of our major lines of business experienced increased earnings in 1993, while our credit quality and capital positions continued to strengthen."

     AmSouth's performance resulted from improved profitability as return on average assets reached 1.28 percent and return on average shareholders' equity was 14.93 percent for 1993. The corporation's total assets at year-end increased to a record $12.5 billion, an increase of 22.9 percent over year-end 1992.

     AmSouth's gross interest spread for the fourth quarter of 1993 was 4.45 percent compared to 4.44 percent originally reported in the third quarter. For the year the gross interest spread declined to 4.55 percent from the 4.72 percent restated for the previous year. This was primarily the result of general asset repricing in the lower interest rate environment during the year. At the same time, noninterest revenues in 1993 increased 18.3 percent from the levels restated for 1992.

     AmSouth made significant progress towards improving its efficiency and productivity during 1993. Employment was reduced in existing operations by approximately 430 positions through an early retirement program and normal attrition. Further reductions are anticipated upon completion of the company's Productivity Improvement Project by year-end 1994. The total annualized cost savings in personnel related expenses are estimated to exceed $20 million.

     The year was particularly eventful in terms of acquisitions, according to Woods. On February 1, AmSouth completed the acquisition of First Chattanooga Financial Corporation, which ranks second in market share in the greater Chattanooga area. The First National Bank of Clearwater and First Gulf Bank in St. Petersburg were merged into AmSouth Bank of Florida in mid-October and were followed December 9 by Mid-State Federal Savings Bank headquartered in Ocala.

     First Sunbelt Bankshares, parent company of The Georgia State Bank of Rome, was merged by AmSouth Bancorporation in mid-December, and Orange Banking Corporation, parent company of Orange Bank headquartered in Orlando was acquired January 3, 1994. These two banks will be merged into AmSouth Bank of Georgia and AmSouth Bank of Florida respectively during the first half of 1994.

     Other pending Florida acquisitions include Fortune Bank headquartered in Clearwater, FloridaBank in Jacksonville, Parkway Bank in Ft. Myers and Citizens National Bank in Naples. The acquisition of First Federal Savings Bank in Calhoun, Georgia also is pending. AmSouth anticipates completing all pending acquisitions by mid-year 1994.

     When pending acquisitions are completed, AmSouth Bancorporation will have assets approaching $17 billion and will operate more than 300 banking offices in four states.

     "We look forward to the challenges of 1994. The keys to our continued success will be the smooth integration of our remaining acquisitions, a commitment to quality loan growth, further development and strengthening of our noninterest revenues and improved productivity," Woods remarked.

     At year-end 1993, AmSouth Bancorporation operated 147 banking offices in Alabama, 64 offices in Florida, 20 offices in Tennessee and two in Georgia. Bank-related affiliates include AmSouth Mortgage Company, Inc. with 44 mortgage originating offices in nine Southeastern states, AmSouth Investment Services, Inc., and AmSouth Leasing Corporation.

                             Performance Analysis

     The gross interest margin for the fourth quarter of 1993 exceeded originally reported amounts for the third quarter of 1993 by $7.4 million, primarily due to the acquisitions completed during the fourth quarter. The gross interest spread for the fourth quarter was 4.45 percent, or one basis point higher than the gross spread originally reported for the third quarter. Asset yield decline was offset by a higher incidence of loan fees and deposit pricing improvement.

     Loan growth for the fourth quarter compared to originally reported amounts for third quarter was $934 million, of which $732 million is attributable to the acquisitions.

     The provision for loan losses for the fourth quarter totaled $4.6 million compared to a negative $469,000 provision for loan losses originally reported for the third quarter. The fourth quarter amount represents a more normalized level of net charge offs of 28 basis points. Credit quality and coverage ratios remain strong. As of December 31, 1993, nonperforming assets as a percent of loans totaled 0.92 percent compared to 0.93 percent originally reported at the end of the third quarter and 1.43 percent originally reported at December 31, 1992. Allowance for loan losses as a percent of nonperforming loans equaled
245.8 percent at December 31, 1993, compared to 263.0 percent originally reported at September 30, 1993.

     Noninterest revenues for the fourth quarter were up $7.3 million over originally reported amounts for the three months ended September 30, 1993.

     Noninterest expenses increased $6.7 million over originally reported third quarter amounts primarily due to acquisitions. Approximately $3.6 million of nonrecurring merger-related expenses were recorded in the fourth quarter.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                     (In thousands except per share data)

                                 Three Months                                          Twelve Months
                                 Ended December 31                                     Ended December 31
                                ----------------------------             %           ----------------------------             %

EARNINGS SUMMARY                         1993           1992           Change                 1993           1992           Change
                                ------------------------------------------------     ---------------------------------------------
Gross interest margin           $     118,291   $    104,147               13.6      $     462,077   $    393,437              17.4
Provision for loan losses               4,620          9,857              (53.1)            18,980         36,555             (48.1)
                                --------------  -------------                        --------------  -------------

Net interest margin                   113,671         94,290               20.6            443,097        356,882              24.2
Noninterest revenues                   54,123         45,249               19.6            194,361        164,249              18.3
Noninterest expenses                  112,223        100,378               11.8            420,087        370,056              13.5
                                --------------  -------------                        --------------  -------------

Income before income taxes             55,571         39,161               41.9            217,371        151,075              43.9
Applicable income taxes                17,456         10,919               59.9             71,144         43,026              65.4
                                --------------  -------------                        --------------  -------------
Net income                      $      38,115   $     28,242               35.0      $     146,227   $    108,049              35.3
                                ==============  =============                        ==============  =============

Primary earnings per
  share                         $        0.80   $       0.66               21.2      $        3.10   $       2.51              23.5
Average primary shares
  outstanding                          47,937         43,106                                47,153         42,993
End of period shares
  outstanding                          49,516         43,179

                                 Average for                                           Average for
                                 Three Months                                          Twelve Months
                                 Ended December 31                                     Ended December 31
                                ----------------------------             %            ---------------------------             %

BALANCE SHEET SUMMARY                    1993           1992           Change                 1993           1992           Change
                                ------------------------------------------------     ---------------------------------------------
Loans net of unearned income    $   7,433,578   $  5,987,230               24.2      $   7,043,158   $  5,757,366              22.3
Investment securities               2,088,904      2,454,424              (14.9)         2,399,460      2,535,970              (5.4)
Earning assets                     10,918,580      8,918,348               22.4         10,543,124      8,755,820              20.4
Total assets                       11,894,411      9,742,135               22.1         11,464,442      9,591,147              19.5
Noninterest-bearing deposits        1,578,264      1,278,292               23.5          1,491,647      1,206,281              23.7
Interest-bearing deposits           7,519,501      6,337,994               18.6          7,253,078      6,401,908              13.3
Total deposits                      9,097,765      7,616,286               19.5          8,744,725      7,608,189              14.9
Shareholders' equity                1,033,516        815,897               26.7            979,435        790,873              23.8


                                 Ending
                                 Balance
                                 December 31
                                ----------------------------             %
BALANCE SHEET SUMMARY                    1993           1992           Change
                                ------------------------------------------------
Loans net of unearned income    $   7,930,224   $  6,138,954               29.2
Investment securities               1,628,817      2,414,884              (32.6)
Earning assets                     11,401,805      9,296,651               22.6
Total assets                       12,547,871     10,208,606               22.9
Noninterest-bearing deposits        1,618,687      1,374,078               17.8
Interest-bearing deposits           7,949,195      6,425,738               23.7
Total deposits                      9,567,882      7,799,816               22.7
Shareholders' equity                1,090,009        824,755               32.2



                                1993                                                                 1992
                                ---------------------------------------------------------------------------------
SELECTED RATIOS                       4th Qtr        3rd Qtr            2nd Qtr            1st Qtr        4th Qtr
                                ---------------------------------------------------------------------------------
Average shareholders'
 equity to average total
  assets                                 8.69 %         8.53 %             8.51 %             8.40 %         8.37 %
End of period
 shareholders' equity to
  end of period total
   assets                                8.69           8.35               8.48               8.39           8.08
Tier 1 capital to
 risk-adjusted assets                   10.00 *         9.88              10.03               9.92           9.38
Total capital to
 risk-adjusted assets                   12.31 *        12.17              12.41              12.34          11.83
Loans net of unearned
 income to total deposits               82.88          81.98              80.73              80.02          78.71
Net income (annualized) to
 average total assets                    1.27           1.22               1.30               1.31           1.15
Net income (annualized) to
 average shareholders'
   equity                               14.63          14.26              15.32              15.64          13.77
Book value per common
 share                                  22.01          21.26              20.80              20.30          19.10
Efficiency ratio                        63.58          65.65              59.09              61.06          65.25

* Estimated

                                                                 AMSOUTH BANCORPORATION
                                                                     (In thousands)
                                                                       (Unaudited)

                                                 12/31/93         12/31/92          % Change
                                               ------------     ------------      ------------
LOANS
Commercial                                  $   2,373,516    $   2,290,113               3.6
Commercial real estate:
  Commercial real estate mortgages              1,056,752          888,000              19.0
  Real estate construction                        342,534          236,223              45.0
                                               -----------      -----------
    Total commercial real estate                1,399,286        1,124,223              24.5
Consumer:
  Residential first mortgages                   2,262,669        1,060,889             113.3
  Other residential mortgages                     487,984          442,276              10.3
  Dealer indirect                                 599,031          495,857              20.8
  Other consumer                                  877,438          793,760              10.5
                                               -----------      -----------
    Total consumer                              4,227,122        2,792,782              51.4
                                               -----------      -----------
  Total loans                               $   7,999,924    $   6,207,118              28.9
                                               ===========      ===========

                                               1993                                                                 1992
                                               ---------------------------------------------------------------      ------------
                                               Dec 31           Sept 30           Jun 30           Mar 31           Dec 31
                                               ---------------------------------------------------------------      ------------
NONPERFORMING ASSETS
Nonaccrual loans                            $      45,656    $      39,281     $      50,878    $      55,380     $      51,652
Restructured loans                                  2,382            2,674             2,702            1,788             4,924
                                               -----------      -----------       -----------      -----------       -----------
    Total nonperforming loans                      48,038           41,955            53,580           57,168            56,576
Foreclosed properties                              23,714           26,397            26,235           41,936            40,225
Repossessions                                       1,041              659               635            1,186             1,196
                                               -----------      -----------       -----------      -----------       -----------
    Total nonperforming assets              $      72,793    $      69,011     $      80,450    $     100,290     $      97,997
                                               ===========      ===========       ===========      ===========       ===========

Nonperforming assets to loans net of
 unearned income, foreclosed properties
 and repossessions                                  0.92%            0.96%             1.13%            1.45%             1.59%

Accruing loans 90 days past due             $      19,960    $      20,892     $      20,657    $      17,901     $      16,983
                                               ===========      ===========       ===========      ===========       ===========

                                               1993                                                                 1992
                                               ---------------------------------------------------------------------------------
                                               Dec 31           Sept 30           Jun 30           Mar 31           Dec 31
                                               ---------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period              $     108,694    $     108,226     $     108,401    $      92,945     $      90,923
Loans charged off                                   7,316            8,731             9,977            7,823            10,141
Recoveries of loans previously charged off          2,098            9,548             2,097            2,623             2,306
                                               -----------      -----------       -----------      -----------       -----------

  Net charge-offs                                   5,218             (817)            7,880            5,200             7,835
Addition to allowance charged to expense            4,620             (349)            7,705            7,004             9,857
Allowance of acquisitions                           9,993                0                 0           13,652                 0
                                               -----------      -----------       -----------      -----------       -----------

Balance at end of period                    $     118,089    $     108,694     $     108,226    $     108,401     $      92,945
                                               ===========      ===========       ===========      ===========       ===========


Allowance for loan losses to loans net              1.49%            1.51%             1.53%            1.58%             1.51%
 of unearned income
Net charge-offs to average loans net
 of unearned income *                               0.28%           (0.05%)            0.45%            0.32%             0.52%
Allowance for loan losses to
 nonperforming loans                              245.82%          259.07%           201.99%          189.62%           164.28%
Allowance for loan losses to
 nonperforming assets                             162.23%          157.50%           134.53%          108.09%            94.84%

      * Annualized

              CONSOLIDATED AVERAGE DAILY BALANCES, REVENUE AND
                EXPENSE SUMMARY, YIELDS AND RATES-BY QUARTER
                           AMSOUTH BANCORPORATION
                                 (Unaudited)

                                      Fourth Quarter Ended December 31
                                      1993                                             1992
                                      --------------------------------------------------------------------------------------------
(Taxable Equivalent Basis -           Average            Revenue/        Yield/        Average            Revenue/        Yield/
  Dollars in Thousands)               Balance            Expense          Rate         Balance             Expense         Rate
                                      -------------------------------------------      -------------------------------------------
ASSETS
Earning assets:
  Loans net of unearned income        $ 7,433,578       $147,796         7.89 %       $5,987,230          $123,655         8.22 %

  Investment securities
    Taxable securities                  1,731,840         26,684         6.11          2,026,207            35,475         6.97
    Tax-free securities                   357,064          9,828        10.92            428,217            10,937        10.16
                                       ----------        -------                       ---------           -------

     Total investment securities        2,088,904         36,512         6.93          2,454,424            46,412         7.52
  Other earning assets                  1,396,098         16,676         4.74            476,694             8,079         6.74
                                       ----------        -------                       ---------           -------

     Total earning assets              10,918,580        200,984         7.30          8,918,348           178,146         7.95
Cash and other assets                   1,087,684                                        916,068
  Less allowance for loan losses          111,853                                         92,281
                                       ----------                                      ---------

                                      $11,894,411                                     $9,742,135
                                       ==========                                      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits    $ 3,070,962         20,051         2.59         $2,810,195            19,077         2.70
  Savings deposits                        742,122          4,834         2.58            550,956             3,811         2.75
  Time deposits                         3,114,603         33,889         4.32          2,473,780            29,364         4.72
  Certificates of deposit of
   $100,000 or more                       591,815          6,010         4.03            503,063             6,088         4.81
  Federal funds purchased and
   securities sold under
   agreements to repurchase             1,055,960          7,629         2.87            884,149             7,100         3.19
  Other interest-bearing
   liabilities                            538,807          6,191         4.56            298,060             4,113         5.49
                                       ----------        -------                       ---------           -------
     Total interest-bearing
      liabilities                       9,114,269         78,604         3.42          7,520,203            69,553         3.68
                                                         -------                       ---------           -------        -----
       Incremental interest spread                                       3.88 %                                            4.27 %
                                                                        =====                                             =====
Noninterest-bearing demand deposits     1,578,264                                      1,278,292
Other liabilities                         168,362                                        127,743
Shareholders' equity                    1,033,516                                        815,897
                                       ----------                                      ---------
                                      $11,894,411                                     $9,742,135
                                       ==========                                      =========
       Gross interest margin/spread
        on a taxable equivalent basis                    122,380         4.45 %                            108,593         4.85 %
                                                                        =====                                             =====
Taxable equivalent adjustment:
  Loans                                                      811                                             1,054
  Investment securities                                    3,273                                             3,382
  Other earning assets                                         5                                                10
                                                         -------                                           -------
     Total taxable equivalent
      adjustment                                           4,089                                             4,446
                                                         -------                                           -------
       Gross interest margin                            $118,291                                          $104,147
                                                         =======                                           =======


                                                         CONSOLIDATED AVERAGE DAILY BALANCES, REVENUE AND
                                                              EXPENSE SUMMARY, YIELDS AND RATES-YTD
                                                                      AMSOUTH BANCORPORATION
                                                                            (Unaudited)
                                              Twelve Months Ended December 31
                                              1993                                          1992
                                              ------------------------------------------------------------------------------------
(Taxable Equivalent Basis -                   Average         Revenue/        Yield/        Average        Revenue/        Yield/
  Dollars in Thousands)                       Balance         Expense         Rate          Balance        Expense          Rate
                                              ----------------------------------------      --------------------------------------
ASSETS
Earning assets:
 Loans net of unearned income               $   7,043,158   $   566,399      8.04 %       $  5,757,366   $   492,434     8.55 %

 Investment securities
  Taxable securities                            2,020,550       131,975      6.53            2,085,164       157,215     7.54
  Tax-free securities                             378,910        41,063     10.84              450,806        47,181    10.47
                                              ------------    ----------                    -----------    ----------

   Total investment securities                  2,399,460       173,038      7.21            2,535,970       204,396     8.06
  Other earning assets                          1,100,506        54,962      4.99              462,484        27,540     5.95
                                              ------------    ----------                    -----------    ----------

   Total earning assets                        10,543,124       794,399      7.53            8,755,820       724,370     8.27
Cash and other assets                           1,029,329                                      925,374
 Less allowance for loan losses                   108,011                                       90,047
                                              ------------                                  -----------

                                            $  11,464,442                                 $  9,591,147
                                              ============                                  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing demand deposits           $   2,968,613        79,407      2.67         $  2,777,200        87,198     3.14
 Savings deposits                                 715,409        19,395      2.71              524,926        16,711     3.18
 Time deposits                                  2,974,087       134,831      4.53            2,550,429       135,096     5.30
 Certificates of deposit of $100,000
  or more                                         594,969        24,998      4.20              549,353        27,757     5.05
 Federal funds purchased and securities
  sold under agreements to repurchase             998,286        30,538      3.06              756,600        27,117     3.58
 Other interest-bearing liabilities               597,035        25,715      4.31              299,444        17,200     5.74
                                              ------------    ----------                    -----------    ----------

   Total interest-bearing liabilities           8,848,399       314,884      3.56            7,457,952       311,079     4.17
                                                              ----------   ---------                       ----------  ---------

    Incremental interest spread                                              3.97 %                                      4.10 %
                                                                           =========                                   =========
Noninterest-bearing demand deposits             1,491,647                                    1,206,281
Other liabilities                                 144,961                                      136,041
Shareholders' equity                              979,435                                      790,873
                                              ------------                                  -----------

                                            $  11,464,442                                 $  9,591,147
                                              ============                                  ===========

    Gross interest margin/spread
     on a taxable equivalent basis                              479,515      4.55 %                          413,291     4.72 %
                                                                           =========                                   =========

Taxable equivalent adjustment
 Loans                                                            3,715                                        4,605
 Investment securities                                           13,650                                       15,195
 Other earning assets                                                73                                           54
                                                            ------------                                  -----------
   Total taxable equivalent adjustment                           17,438                                       19,854
                                                            ------------                                  -----------

    Gross interest margin                                 $     462,077                                 $    393,437
                                                            ============                                  ===========


                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in Thousands)


                                     Three Months                                      Twelve Months
                                     Ended December 31                 %               Ended December 31                      %
                                     -----------------------------                     -----------------------------
NONINTEREST REVENUES                        1993          1992      Change                    1993             1992        Change
                                     -----------------------------------------         ------------------------------------------
Trust income                         $    10,477   $    10,244          2.3            $     41,659    $     40,069           4.0
Service charges on deposit
 accounts                                 14,059        12,726         10.5                  55,727          49,161          13.4
Securities gains                             131             7      1,771.4                   1,216           4,615         (73.7)
Mortgage administration fees               3,898         4,638        (16.0)                 16,638          17,392          (4.3)
Investment services income                 3,273         3,732        (12.3)                 19,835          16,875          17.5
Other operating revenues                  22,285        13,902         60.3                  59,286          36,137          64.1
                                      -----------   -----------                         ------------    ------------
  Total                              $    54,123   $    45,249         19.6            $    194,361    $    164,249          18.3
                                      ===========   ===========                         ============    ============



NONINTEREST EXPENSES

Salaries and employee benefits       $    50,922   $    44,355         14.8            $    206,012    $    167,435          23.0
Net occupancy expense                      8,554         7,443         14.9                  33,103          28,144          17.6
Equipment expense                          9,116         8,297          9.9                  34,839          31,313          11.3
FDIC premiums                              4,895         4,266         14.7                  19,260          17,104          12.6
Foreclosed properties expense                (76)        2,449       (103.1)                 (4,273)         22,106        (119.3)
Other operating expenses                  38,812        33,568         15.6                  131,146        103,954          26.2
                                      -----------   -----------                         ------------    ------------
  Total                              $   112,223   $   100,378         11.8            $     420,087   $    370,056          13.5
                                      ===========   ===========                         ============    ============



INTANGIBLE ASSETS                       12/31/93      12/31/92
                                      -----------   -----------
Goodwill                             $    130,062  $    69,335
Purchased mortgage servicing
 rights                                    32,649       29,698
Other intangibles                           2,140        7,919


                                       1993                                                                      1992
                                       ---------------------------------------------------------------------   --------
EARNINGS PER SHARE                      1st Qtr        2nd Qtr        3rd Qtr        4th Qtr        TOTAL        TOTAL
                                       ---------------------------------------------------------------------   --------

Originally Reported                        $0.79         $0.80          $0.80          $0.80        $3.19        $2.55
Pooling Impact                             (0.03)        (0.02)         (0.04)             -        (0.09)       (0.04)
                                       ----------     ----------     ----------     ----------   ----------   ----------
Restated                                   $0.76         $0.78          $0.76          $0.80        $3.10        $2.51
                                       ==========     ==========     ==========     ==========   ==========   ==========